Exhibit 99.1

® Acute Treatment of Agitation Associated with Alzheimer’s Dementia (AAD) ® 1 ® TRANQUILITY Program April 10, 2024

This presentation includes “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . BioXcel Therapeutics, Inc . (“BioXcel” or the “Company”) intends such forward - looking statements to be covered by the safe harbor provisions for forward - looking statements contained in Section 27 A of the Securities Act of 1933 , as amended and Section 21 E of the Securities Exchange Act of 1934 , as amended . All statements contained in this presentation other than statements of historical fact should be considered forward - looking statements, including, without limitation, statements related to the safety, efficacy, and regulatory and clinical design or progress, potential regulatory submissions, approvals and timing thereof for BXCL 501 as a potential acute treatment for AAD ; developments and plans relating to the TRANQUILITY program ; and the potential for the results from the Company’s completed, ongoing and proposed clinical trials to support regulatory approvals for its product candidates in both the care - facility and at - home settings . When used herein, words including “anticipate,” “believe,” “can,” “continue,” “could,” “designed,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward - looking statements, though not all forward - looking statements use these words or expressions . In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking . All forward - looking statements are based upon the Company’s current expectations and various assumptions . The Company believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain . The Company may not realize its expectations, and its beliefs may not prove correct . Actual results could differ materially from those described or implied by such forward - looking statements as a result of various important factors, including, without limitation : its limited operating history and limited revenue generation ; its incurrence of significant losses ; its strategic reprioritization and related reduction in force may not achieve its intended outcome ; its need for substantial additional funding and ability to raise capital when needed ; its significant indebtedness, ability to comply with covenant obligations and potential payment obligations related to such indebtedness and other contractual obligations ; the Company has identified conditions and events that raise substantial doubt about its ability to continue as a going concern ; its limited experience in drug discovery and drug development ; risks related to the TRANQUILITY program ; risks related to the limited clinical data supporting potential safety or efficacy of BXCL 501 for use in the at - home setting ; its dependence on the success and commercialization of IGALMI, BXCL 501 , BXCL 502 , BXCL 701 and BXCL 702 and other product candidates ; interim “top - line” and preliminary data from its clinical trials may change and result in material changes in the final data ; its ability to receive regulatory approval from the FDA and comparable foreign authorities for its product candidates ; clinical trials are expensive, time - consuming, difficult to design, difficult to conduct, and involve an uncertain income ; its lack of experience in marketing and selling drug products ; the risk that IGALMI or the Company’s product candidates may not be accepted by physicians or the medical community in general ; the Company’s estimated number of episodes of agitation and its corresponding estimated total addressable market are subject to inherent challenges and uncertainties ; the Company still faces extensive and ongoing regulatory requirements and obligations for IGALMI ; the failure of preliminary data from its clinical studies to predict final study results ; failure of its early clinical studies or preclinical studies to predict future clinical studies ; its ability to enroll patients in its clinical trials ; undesirable side effects caused by the Company’s product candidates ; its novel approach to the discovery and development of product candidates based on EvolverAI ; the significant influence of and dependence on BioXcel LLC ; its exposure to patent infringement lawsuits ; its reliance on third parties ; its ability to comply with the extensive regulations applicable to it ; impacts from data breaches or cyber - attacks, if any ; the Company is and may in the future be subject to legal proceedings, claims and investigations in or outside the ordinary course of business, which could be costly and time - consuming to defend and could result in unfavorable outcomes ; risks related to unfavorable global political or economic events and conditions ; risks associated with the increased scrutiny relating to environmental, social and governance (ESG) matters ; risks associated with federal, state or foreign health care “fraud and abuse” laws ; and its ability to commercialize its product candidates, as well as the important factors discussed under the caption “Risk Factors” in its Annual Report on Form 10 - K for the fiscal year ended December 31 , 2023 , which are accessible on the SEC’s website at www . sec . gov and the Investors section of the Company’s website at www . bioxceltherapeutics . com . These and other important factors could cause actual results to differ materially from those indicated by the forward - looking statements made in this presentation . Any such forward - looking statements represent management’s estimates as of the date of this presentation . While the Company may elect to update such forward - looking statements at some point in the future, except as required by law, it disclaims any obligation to do so, even if subsequent events cause the Company’s views to change . These forward - looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation . INDUSTRY AND OTHER DATA Unless otherwise indicated, information contained in this presentation concerning our industry and the markets in which BioXc el Therapeutics operates, including its general expectations, market position and market opportunity, is based on its management’s estimates and research, as well as industry and general publications and research, sur veys and studies conducted by third parties. While BioXcel Therapeutics believes the information from these third - party publications, research, surveys and studies is reliable, it does not guarantee the accuracy o r completeness of such information, and BioXcel Therapeutics has not independently verified this information. Management’s estimates are derived from publicly available information, their knowledge of the company's industr y a nd their assumptions based on such information and knowledge, which they believe to be reasonable. This data involves a number of assumptions and limitations which are necessarily subject to a high degree of unce rta inty and risk due to a variety of factors, including those described in BioXcel Therapeutics' periodic reports filed with the SEC under the captions “Forward Looking Statements,” "Risk Factor Summary" and “Risk Factors. ” T hese and other factors could cause BioXcel Therapeutics' future performance and market expectations to differ materially from its assumptions and estimates. Forward - Looking Statements 2

AAD is Debilitating for Patients and a Burden for Caregivers 3 1. Data on File InVibe Patient and Caregiver Research (n=75) December 2022 2. Alzheimer’s Association. 2023 Alzheimer’s Disease Facts and Figures. Accessed November 14, 2023. https://www.alz.org/media/Documents/alzheimers - facts - and - figures.pdf .; Halpern R, Seare J, et al. Using electronic health records to estimate the prevalence of agitation in Alzheimer disease/dementia.. Int J Geriatri Psychiatry. 2019; 34: 420 - 431. 3. Joint Meeting of the Psychopharmacologic and the Peripheral and Central Nervous System Drugs Advisory Committee Meeting April 14 th , 2023 • Nearly 7 million Alzheimer’s dementia patients in the U.S., with approximately 50% suffering from agitation. 2 • AD - related agitation typically worsens over time 2 – Both the number and severity of agitation episodes increase 2 – Often places significant burden on caregivers 1,2 • No FDA - approved therapeutic options for an as - needed (PRN) acute treatment of agitation in Alzheimer’s patients 3 Agitation cited as a top driver in deciding to move a patient from home setting to residential care facility 1

TRANQUILITY Program Offers Potential Path to sNDA 4 • Plan to discuss details of requirement for long - term safety data at future meeting with FDA** • Company has developed preliminary TRANQUILITY At - Home trial design and is re - evaluating initiation timing * Trial protocol under development, design may be subject to change. ** Per ICH guidelines, the Company may be required to collect 6 - month safety data from at least 300 patients and 1 - year safety d ata from at least 100 patients prior to submitting any sNDA TRANQUILITY I COMPLETED MAY 2021 TRANQUILITY II COMPLETED JUNE 2023 TRANQUILITY In - Care * BREAKTHROUGH THERAPY DESIGNATION PENDING INITIATION Potential sNDA SUBMISSION

Clinical trial strategy designed to maximize potential commercial opportunity across patient locations Evaluating BXCL501 for AAD in High to Low Care Settings 5 Skilled Nursing Facilities Memory Care Units Patient Care Intensity TRANQUILITY At - Home Trial* Assisted Living Facilities Home Setting Safety TRANQUILITY In - Care Trial Efficacy and Safety Skilled - Nursing Facilities : medical setting for patients with advanced health conditions who receive 24/7 skilled nursing care and medical monitoring Memory Care Units : medical setting for patients with dementia who receive specialized care for symptom management Assisted Living Facilities: r esidential setting for elderly patients who are largely independent but need help with ADLs (bathing, dressing, and other non - me dical type assistance) *Trial design may be subject to change

• Design: Randomized, double - blind, placebo - controlled, parallel group trial • Power: Over 8 0% power • Inclusion Criteria – Patients with probable AD (mild, moderate, or severe, MMSE ≤ 25), who experience agitation, and residing in skilled nursing facilities, memory care units, or assisted living facilities – Patients with episodes of agitation in the month prior to enrollment – PEC total score ≥14 prior to randomization • Primary Endpoint: Change from baseline of PEC total score at 2 hours for first dose • Study Duration: 12 weeks with assessment of continued efficacy (up to 3 PECs) BXCL501 (60 mcg) N=75 Placebo N=75 Screening R Agitated patients with dementia and probable Alzheimer’s disease Patients residing in i n - care facilities Primary Endpoint: Change from baseline PEC total score at 2 hours for first dose 1:1 Feasibility cohort of 20 patients for at - home setting ** TRANQUILITY In - Care Study Design* 6 *For illustrative purposes only: protocol under development and trial design may be subject to change. The FDA has not provid ed feedback on this trial. ** Represents a separate cohort of 20 patients who reside at home in addition to the 150 patients who are in care facilities

• Study Design: Randomized, double - blind, placebo - controlled, parallel group trial • Primary Objective: Safety and tolerability of BXCL501 60 mcg • Inclusion Criteria – Patients with mild, moderate, or severe probable AD who experience agitation, MMSE ≤ 25 – Patients with not more than three episodes of agitation per week in the month prior to enrollment – Patients with caregivers • Treatment – BXCL501 60 mcg or placebo administered for agitation in at - home setting BXCL501 (60 mcg) N=50 Placebo N=50 Screening R Agitated patients with probable Alzheimer’s dementia - Patients residing at home Primary Objective: Safety 1:1 7 Preliminary TRANQUILITY At - Home Study Design* * For illustrative purposes only. Protocol under development and trial design may be subject to change. The FDA has not pro vid ed feedback on this trial.

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